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                         SUPPLEMENT DATED JUNE 27, 2005
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 29, 2005
                      METROPOLITAN LIFE SEPARATE ACCOUNT E
    PREFERENCE PLUs(R) INCOME ADVANTAGE IMMEDIATE VARIABLE ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY



This Supplement updates certain information in the Statement of Additional Information dated April 29, 2005 for Preference Plus(R) Income Advantage Immediate Variable Annuity Contracts.


On page 2, delete the "Distribution of Certificates and Interest in the Income Annuities" section and substitute the following:

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITIES

MetLife is both the depositor and the underwriter (issuer) of the annuities.

The certificates and interests in the Income Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers, including affiliated registered broker-dealers. They also may be sold through the mail. They may also be sold over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 5% of purchase payments for Income Annuities.

We also make payments to our licensed sales representatives, our affiliated broker-dealers and other registered broker-dealers based upon the income payment amounts of the Income Annuities assigned to the sales representative and broker-dealer. Under this compensation program, we pay an amount up to 2% of the income payment amounts . This income payment based commission compensates the sales representative and broker-dealer for servicing the Income Annuities.

Our sales representatives and their managers and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

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Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.

The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.

We also pay compensation for the sale of the Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We paid no commissions to unaffiliated broker-dealers in 2004.

The offering of all Income Annuities is continuous. Owners under the Income Annuities may not be offered all investment choices. Each Contract will indicate those investment choices available under the Income Annuity.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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